CERTAIN INFORMATION IDENTIFIED BY BRACKETED ASTERISKS ([***]) HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Date: March 21, 2023

BETWEEN:

(1)
ARCTURUS THERAPEUTICS, INC., a Delaware corporation (Delaware file no.: 5285465) located at 10628 Science Center Drive, Suite 250, San Diego, California 92121, USA, as the company (the "Company");

AND

(2)
ECONOMIC DEVELOPMENT BOARD, a statutory board established in the Republic of Singapore pursuant to the Economic Development Board Act (Cap. 85) of 250, North Bridge Road, #28-00 Raffles City Tower, Singapore 179101 (hereinafter called the "Board"),

(collectively, the "Parties").

MANUFACTURING SUPPORT AGREEMENT – TERMINATION LETTER

1.
The Parties make reference to:
(a)
the manufacturing support agreement dated 7 November 2020 (the "MSA") entered into between the Company and the Board pursuant to which the Board granted to the Company the Term Loan Facility (as defined in the MSA), upon the terms and subject to the conditions of the MSA; and
(b)
[***] dated [***] (the "[***]") entered into [***].
2.
Capitalised terms used herein that are not defined in this letter shall have the same meanings ascribed to them in the MSA or (as the case may be) the [***], unless the context otherwise requires.
3.
At the request of the Company, the Parties have agreed to execute this letter to document the Parties’ commercial agreements in respect of the MSA and the [***].
4.
The Company acknowledges and confirms that, as of the date of this letter, the Company has:
(a)
borrowed the maximum aggregate principal amount of US$45,000,000 pursuant to the MSA and had on 28 January 2021 (the “Drawdown Date”) received from the Board S$62,100,000 at the agreed exchange rate of 1USD to 1.38SGD (the “Agreed Exchange Rate”), and that such amount remains outstanding as at the date hereof; and
(b)
part of the amount borrowed (the “Unused Principal”) has to date not been used for the Eligible Manufacturing Activities and remains with the Company, and is estimated by the Company to be approximately S$20,701,000.
5.
After the entry into of the MSA and [***], certain events have occurred and pursuant to good faith discussions, the Parties have now agreed as follows:
(c)
the Company has engaged the services of Deloitte to determine the amount of the Unused Principal by 22 March 2023;

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(d)
the Parties shall assist Deloitte by providing such information, documents access to premises and records as Deloitte may reasonably require for the purposes of the determination of the amount of Unused Principal, and the Parties have agreed to accept the results of such determination;
(e)
the Company shall repay to the Board an amount (the "Repayment Amount") equal to the aggregate of:
(i)
the Unused Principal, such repayment to be in Singapore Dollars determined by applying the Agreed Exchange Rate; and
(ii)
interest ([***]) [***]. Subject to [***], the Company estimates such interest amount to be S$1,974,685.58.
(f)
the Company shall pay the Repayment Amount no later than by 30 March 2023 (the "Repayment Date"); and
(g)
the Parties have concluded that it is not in the best interests of the Company or the Board for the Charged Property to be transferred to the Board and the provisions of Clause 11 (Loan Forgiveness) shall not be implemented.
6.
Subject to the Company repaying the Repayment Amount in full on or before the Repayment Date:

(a) the Board hereby waives any right:

(i) to be repaid any portion of the principal amount borrowed by the Company, and any interest thereon, other than the Repayment Amount; and

(ii) to receive any additional delivery of the Vaccine; and

(b) each of the Board and the Company irrevocably and unconditionally releases and holds the other absolutely freed and discharged from all of its liabilities, obligations and undertaking under or pursuant to and from all claims and demands whatsoever under or in respect of the MSA and the [***].

7.
The Parties shall, as soon as reasonably practicable after the Repayment Date, at the expense of the Company, execute and deliver such documents as may be required to discharge and/or de-register the Security Agreement and the Board authorizes the Company to make all filings in the United States to confirm the discharge and release of the Security Agreement.
8.
If any discharge, release or arrangement (whether in respect of the obligations of the Company or any security for those obligations or otherwise) is made by the Board in whole or in part on the basis of any payment, security or other disposition which is avoided or must be restored in insolvency, liquidation, administration or otherwise, without limitation, then the liability of the Company under the MSA and the [***] will continue or be reinstated as if the discharge, release or arrangement had not occurred.
9.
Nothing herein shall prejudice any of the rights, powers, interests and remedies of the Board under [***] prior to the Repayment Date.
10.
The Company shall, promptly on demand, pay all legal fees and other costs and disbursements reasonably incurred by the Board in connection with the termination contemplated by this letter.
11.
This letter may be signed in any number of counterparts and by the parties on separate counterparts, each of which, when so executed, shall be an original, but all counterparts shall together constitute one and the same document. Signatures may be exchanged by e-mail, with

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original signatures to follow. Each party agrees to be bound by its own electronic signature and that it accepts the electronic signature of the other parties.
12.
Save for the Company, the Board and the Government of Singapore, a person who is not party to this letter has no rights under the Contracts (Rights of Third Parties) Act 2001 of Singapore to enforce any term of this letter, but this does not affect any right or remedy of a third party which exists or is available apart from the said Act.
13.
This letter shall be governed by and construed in all respects in accordance with the laws of the Republic of Singapore.
14.
Any dispute, controversy, difference or claim arising out of or in connection with letter (including, without limitation: (a) any contractual, pre-contractual or non-contractual rights, obligations or liabilities; and (b) any issue as to the existence, validity or termination of this letter) shall be referred to and finally resolved by arbitration as follows:
(h)
each arbitration between the parties shall be seated in Singapore, and shall be conducted pursuant to the Arbitration Rules of the Singapore International Arbitration Centre (the "Rules") in force when the arbitration commences, which Rules are deemed to be incorporated by reference in this Clause;
(i)
the tribunal shall consist of three (3) arbitrators. (The claimant(s) shall nominate one (1) arbitrator. The respondent(s) shall nominate one arbitrator. The two (2) arbitrators thus appointed shall nominate the third arbitrator who shall be the residing arbitrator. If within 14 days of a request from the other party to do so a party fails to nominate an arbitrator or if the two (2) arbitrators fail to nominate the third arbitrator within 14 days after the appointment of the second arbitrator, the appointment shall be made, upon request of a party, by the Chairman of the Singapore International Arbitration Centre in accordance with the Rules);
(j)
the arbitration shall be conducted in the English language;
(k)
the law of this arbitration agreement shall be Singapore law;
(l)
any award of the tribunal shall be made in writing and shall be final and binding on the parties;
(m)
any attempt to set aside the award shall be made only in Singapore in accordance with Singapore law;
(n)
the claimant and the respondent to the arbitration shall each bear its own costs and legal fees in any arbitration and the reasonable fees and costs of the arbitrators shall be advanced equally by the claimant and respondent provided that the arbitrators shall allocate payment of all fees incurred by the claimant and the respondent in the final award based upon the allocation of fault for the applicable dispute and further provided that the arbitrators shall not award punitive damages; and
(o)
the parties waive any right to apply to any court of law and/or other judicial authority to determine any preliminary point of law and/or review any question of law and/or the merits insofar as such waiver may validly be made. (The Parties shall not be deemed, however, to have waived any other right to challenge any award. Nothing in this paragraph (h) shall be construed as preventing any party from seeking conservatory or interim relief from any court of competent jurisdiction).

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IN WITNESS WHEREOF this letter has been signed by or on behalf of the parties hereto the day and year first before written.

The Board

For and on behalf of

ECONOMIC DEVELOPMENT BOARD

_______________________________

Name:

Designation:

Company

For and on behalf of

ARCTURUS THERAPEUTICS, INC.

________________________________

Name: Padmanabh Chivukula

Designation: Chief Scientific Officer and Chief Operating Officer

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